Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment Results
Consumer & Community Banking (“CCB”)	12–15
Corporate & Investment Bank (“CIB”)	16–18
Commercial Banking (“CB”)	19–20
Asset & Wealth Management (“AWM”)	21–23
Corporate	24

Credit-Related Information	25–28

Non-GAAP Financial Measures	29
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 305–311 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 184-189 and pages 190-192 respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30,
2022.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q22 Change					2022 Change
SELECTED INCOME STATEMENT DATA	4Q22		3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022		2021	2021
Reported Basis
Total net revenue	$34,547		$32,716	$30,715	$30,717	$29,257	6%	18%	$128,695		$121,649	6%
Total noninterest expense	19,022		19,178	18,749	19,191	17,888	(1)	6	76,140		71,343	7
Pre-provision profit (a)	15,525		13,538	11,966	11,526	11,369	15	37	52,555		50,306	4
Provision for credit losses	2,288		1,537	1,101	1,463	(1,288)	49	NM	6,389		(9,256)	NM
NET INCOME	11,008		9,737	8,649	8,282	10,399	13	6	37,676		48,334	(22)

Managed Basis (b)
Total net revenue	35,566		33,491	31,630	31,590	30,349	6	17	132,277		125,304	6
Total noninterest expense	19,022		19,178	18,749	19,191	17,888	(1)	6	76,140		71,343	7
Pre-provision profit (a)	16,544		14,313	12,881	12,399	12,461	16	33	56,137		53,961	4
Provision for credit losses	2,288		1,537	1,101	1,463	(1,288)	49	NM	6,389		(9,256)	NM
NET INCOME	11,008		9,737	8,649	8,282	10,399	13	6	37,676		48,334	(22)

EARNINGS PER SHARE DATA
Net income: Basic	$3.58		$3.13	$2.77	$2.64	$3.33	14	8	$12.10		$15.39	(21)
Diluted	3.57		3.12	2.76	2.63	3.33	14	7	12.09		15.36	(21)
Average shares: Basic	2,962.9		2,961.2	2,962.2	2,977.0	2,977.3	—	—	2,965.8		3,021.5	(2)
Diluted	2,967.1		2,965.4	2,966.3	2,981.0	2,981.8	—	—	2,970.0		3,026.6	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$393,484		$306,520	$330,237	$400,379	$466,206	28	(16)	$393,484		$466,206	(16)
Common shares at period-end	2,934.3		2,933.2	2,932.6	2,937.1	2,944.1	—	—	2,934.3		2,944.1	—
Book value per share	90.29		87.00	86.38	86.16	88.07	4	3	90.29		88.07	3
Tangible book value per share (“TBVPS”) (a)	73.12		69.90	69.53	69.58	71.53	5	2	73.12		71.53	2
Cash dividends declared per share	1.00		1.00	1.00	1.00	1.00	—	—	4.00		3.80	5

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	16%		15%	13%	13%	16%			14%		19%
Return on tangible common equity (“ROTCE”) (a)	20		18	17	16	19			18		23
Return on assets	1.16		1.01	0.89	0.86	1.08			0.98		1.30

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio	13.2%	(e)	12.5%	12.2%	11.9%	13.1%			13.2%	(e)	13.1%
Tier 1 capital ratio	14.8	(e)	14.1	14.1	13.7	15.0			14.8	(e)	15.0
Total capital ratio	16.8	(e)	16.0	15.7	15.4	16.8			16.8	(e)	16.8
Tier 1 leverage ratio	6.6	(e)	6.2	6.2	6.2	6.5			6.6	(e)	6.5
Supplementary leverage ratio (“SLR”)	5.6	(e)	5.3	5.3	5.2	5.4			5.6	(e)	5.4

(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9–10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 29 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Quarterly ratios are based upon annualized amounts.
(d)The capital metrics reflect the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit recognized as of December 31, 2021, is being phased out at 25% per year over a three-year period. As of December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, CET1 capital reflected the remaining $2.2 billion CECL benefit. For the period ended December 31, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9 billion. Refer to Capital Risk Management on pages 45-50 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, and pages 86-96 of the Firm’s 2021 Form 10-K for additional information.
(e)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, headcount and where otherwise noted)

	QUARTERLY TRENDS								FULL YEAR
							4Q22 Change					2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21		3Q22	4Q21	2022	2021		2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,665,743	$3,773,884	$3,841,314	$3,954,687	$3,743,567		(3)%	(2)%	$3,665,743	$3,743,567		(2)%
Loans:
Consumer, excluding credit card loans	311,375	313,796	317,212	312,489	323,306		(1)	(4)	311,375	323,306		(4)
Credit card loans	185,175	170,462	165,494	152,283	154,296		9	20	185,175	154,296		20
Wholesale loans	639,097	628,375	621,449	608,513	600,112		2	6	639,097	600,112		6
Total Loans	1,135,647	1,112,633	1,104,155	1,073,285	1,077,714		2	5	1,135,647	1,077,714		5

Deposits:
U.S. offices:
Noninterest-bearing	644,902	688,292	714,478	721,401	711,525	(f)	(6)	(9)	644,902	711,525	(f)	(9)
Interest-bearing	1,276,346	1,304,012	1,343,802	1,412,589	1,359,932	(f)	(2)	(6)	1,276,346	1,359,932	(f)	(6)
Non-U.S. offices:
Noninterest-bearing	27,005	26,629	26,983	27,542	26,229		1	3	27,005	26,229		3
Interest-bearing	391,926	389,682	386,281	399,675	364,617		1	7	391,926	364,617		7
Total deposits	2,340,179	2,408,615	2,471,544	2,561,207	2,462,303		(3)	(5)	2,340,179	2,462,303		(5)

Long-term debt	295,865	287,473	288,212	293,239	301,005		3	(2)	295,865	301,005		(2)
Common stockholders’ equity	264,928	255,180	253,305	253,061	259,289		4	2	264,928	259,289		2
Total stockholders’ equity	292,332	288,018	286,143	285,899	294,127		1	(1)	292,332	294,127		(1)

Loans-to-deposits ratio	49%	46%	45%	42%	44%				49%	44%

Headcount	293,723	288,474	278,494	273,948	271,025		2	8	293,723	271,025		8

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$61	$54	$54	$63	$37		13	65

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$15,843	$14,331	$12,614	$12,229	$12,275		11	29	$55,017	$50,073		10
Corporate & Investment Bank	10,548	11,875	11,947	13,529	11,534		(11)	(9)	47,899	51,749		(7)
Commercial Banking	3,404	3,048	2,683	2,398	2,612		12	30	11,533	10,008		15
Asset & Wealth Management	4,588	4,539	4,306	4,315	4,473		1	3	17,748	16,957		5
Corporate	1,183	(302)	80	(881)	(545)		NM	NM	80	(3,483)		NM
TOTAL NET REVENUE	$35,566	$33,491	$31,630	$31,590	$30,349		6	17	$132,277	$125,304		6

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking (c)	$4,542	$4,334	$3,100	$2,895	$4,147		5	10	$14,871	$20,930		(29)
Corporate & Investment Bank (c)	3,328	3,532	3,725	4,385	4,543		(6)	(27)	14,970	21,134		(29)
Commercial Banking (c)	1,423	946	994	850	1,234		50	15	4,213	5,246		(20)
Asset & Wealth Management (c)	1,134	1,219	1,004	1,008	1,125		(7)	1	4,365	4,737		(8)
Corporate (c)	581	(294)	(174)	(856)	(650)		NM	NM	(743)	(3,713)		80
NET INCOME	$11,008	$9,737	$8,649	$8,282	$10,399		13	6	$37,676	$48,334		(22)

MEMO: SELECTED FIRMWIDE METRICS
Wealth Management (d)
Client assets (in billions)	$2,438	$2,302	$2,177	$2,389	$2,456		6	(1)	$2,438	$2,456		(1)
Number of client advisors	8,166	8,127	7,756	7,614	7,463		—	9	8,166	7,463		9

J.P.Morgan Payments (e)
Total net revenue	4,423	3,762	3,130	2,595	2,579		18	72	13,909	9,861		41

Merchant processing volume (in billions)	583.2	545.4	539.6	490.2	514.9		7	13	2,158.4	1,886.7		14
Average deposits (in billions)	732	748	816	821	832		(2)	(12)	779	800		(3)

(a)Refer to Corporate & Investment Bank VaR on page 17 for a further information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(d)Consists of Global Private Bank in AWM and client investment assets in J.P.Morgan Wealth Management in CCB.
(e)Predominantly in CIB and CB.
(f)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
REVENUE	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
Investment banking fees	$1,418	$1,674	$1,586	$2,008	$3,494	(15)%	(59)%	$6,686	$13,216	(49)%
Principal transactions	4,434	5,383	4,990	5,105	2,182	(18)	103	19,912	16,304	22
Lending- and deposit-related fees	1,655	1,731	1,873	1,839	1,784	(4)	(7)	7,098	7,032	1
Asset management, administration and commissions	5,006	5,069	5,240	5,362	5,549	(1)	(10)	20,677	21,029	(2)
Investment securities gains/(losses)	(874)	(959)	(153)	(394)	52	9	NM	(2,380)	(345)	NM
Mortgage fees and related income	98	314	378	460	315	(69)	(69)	1,250	2,170	(42)
Card income	1,226	1,086	1,133	975	1,100	13	11	4,420	5,102	(13)
Other income	1,392	900	540	1,490	1,180	55	18	4,322	4,830	(11)
Noninterest revenue	14,355	15,198	15,587	16,845	15,656	(6)	(8)	61,985	69,338	(11)
Interest income	33,054	25,611	18,646	15,496	15,019	29	120	92,807	57,864	60
Interest expense	12,862	8,093	3,518	1,624	1,418	59	NM	26,097	5,553	370
Net interest income	20,192	17,518	15,128	13,872	13,601	15	48	66,710	52,311	28
TOTAL NET REVENUE	34,547	32,716	30,715	30,717	29,257	6	18	128,695	121,649	6

Provision for credit losses	2,288	1,537	1,101	1,463	(1,288)	49	NM	6,389	(9,256)	NM

NONINTEREST EXPENSE
Compensation expense	10,009	10,539	10,301	10,787	9,065	(5)	10	41,636	38,567	8
Occupancy expense	1,271	1,162	1,129	1,134	1,202	9	6	4,696	4,516	4
Technology, communications and equipment expense	2,256	2,366	2,376	2,360	2,461	(5)	(8)	9,358	9,941	(6)
Professional and outside services	2,652	2,481	2,469	2,572	2,703	7	(2)	10,174	9,814	4
Marketing	1,093	1,017	881	920	947	7	15	3,911	3,036	29
Other expense (a)	1,741	1,613	1,593	1,418	1,510	8	15	6,365	5,469	16
TOTAL NONINTEREST EXPENSE	19,022	19,178	18,749	19,191	17,888	(1)	6	76,140	71,343	7
Income before income tax expense	13,237	12,001	10,865	10,063	12,657	10	5	46,166	59,562	(22)
Income tax expense	2,229	2,264	2,216	1,781	2,258	(2)	(1)	8,490	11,228	(24)
NET INCOME	$11,008	$9,737	$8,649	$8,282	$10,399	13	6	$37,676	$48,334	(22)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$3.58	$3.13	$2.77	$2.64	$3.33	14	8	$12.10	$15.39	(21)
Diluted earnings per share	3.57	3.12	2.76	2.63	3.33	14	7	12.09	15.36	(21)

FINANCIAL RATIOS
Return on common equity (b)	16%	15%	13%	13%	16%			14%	19%
Return on tangible common equity (b)(c)	20	18	17	16	19			18	23
Return on assets (b)	1.16	1.01	0.89	0.86	1.08			0.98	1.30
Effective income tax rate	16.8	18.9	20.4	17.7	17.8			18.4	18.9
Overhead ratio	55	59	61	62	61			59	59

(a)Included Firmwide legal expense of $27 million, $47 million, $73 million, $119 million and $137 million for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and $266 million and $426 million for the full year 2022 and 2021, respectively.
(b)Quarterly ratios are based upon annualized amounts.
(c)Refer to page 29 for further discussion of ROTCE.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Dec 31, 2022
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2022	2022	2022	2022	2021	2022	2021
ASSETS
Cash and due from banks	$27,697	$24,654	$27,215	$26,165	$26,438	12%	5%
Deposits with banks	539,537	619,533	642,045	728,367	714,396	(13)	(24)
Federal funds sold and securities purchased under
resale agreements	315,592	301,878	322,156	301,875	261,698	5	21
Securities borrowed	185,369	193,216	202,393	224,852	206,071	(4)	(10)
Trading assets:
Debt and equity instruments	382,919	413,953	384,260	437,892	376,494	(7)	2
Derivative receivables	70,880	92,534	81,317	73,636	57,081	(23)	24
Available-for-sale (“AFS”) securities	205,857	188,140	222,069	312,875	308,525	9	(33)
Held-to-maturity (”HTM”) securities	425,305	430,106	441,649	366,585	363,707	(1)	17
Investment securities, net of allowance for credit losses	631,162	618,246	663,718	679,460	672,232	2	(6)
Loans	1,135,647	1,112,633	1,104,155	1,073,285	1,077,714	2	5
Less: Allowance for loan losses	19,726	18,185	17,750	17,192	16,386	8	20
Loans, net of allowance for loan losses	1,115,921	1,094,448	1,086,405	1,056,093	1,061,328	2	5
Accrued interest and accounts receivable	125,189	143,905	145,442	152,207	102,570	(13)	22
Premises and equipment	27,734	27,199	26,770	26,916	27,070	2	2
Goodwill, MSRs and other intangible assets	60,859	60,806	59,360	58,485	56,691	—	7
Other assets	182,884	183,512	200,233	188,739	181,498	—	1
TOTAL ASSETS	$3,665,743	$3,773,884	$3,841,314	$3,954,687	$3,743,567	(3)	(2)

LIABILITIES
Deposits	$2,340,179	$2,408,615	$2,471,544	$2,561,207	$2,462,303	(3)	(5)
Federal funds purchased and securities loaned or sold
under repurchase agreements	202,613	239,939	222,719	223,858	194,340	(16)	4
Short-term borrowings	44,027	47,866	58,422	57,586	53,594	(8)	(18)
Trading liabilities:
Debt and equity instruments	126,835	133,175	137,891	144,280	114,577	(5)	11
Derivative payables	51,141	56,703	52,417	57,803	50,116	(10)	2
Accounts payable and other liabilities	300,141	300,016	313,326	320,671	262,755	—	14
Beneficial interests issued by consolidated VIEs	12,610	12,079	10,640	10,144	10,750	4	17
Long-term debt	295,865	287,473	288,212	293,239	301,005	3	(2)
TOTAL LIABILITIES	3,373,411	3,485,866	3,555,171	3,668,788	3,449,440	(3)	(2)

STOCKHOLDERS’ EQUITY
Preferred stock	27,404	32,838	32,838	32,838	34,838	(17)	(21)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	89,044	88,865	88,614	88,260	88,415	—	1
Retained earnings	296,456	288,776	282,445	277,177	272,268	3	9
Accumulated other comprehensive income/(loss) (“AOCI”)	(17,341)	(19,134)	(14,369)	(9,567)	(84)	9	NM
Treasury stock, at cost	(107,336)	(107,432)	(107,490)	(106,914)	(105,415)	—	(2)
TOTAL STOCKHOLDERS’ EQUITY	292,332	288,018	286,143	285,899	294,127	1	(1)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,665,743	$3,773,884	$3,841,314	$3,954,687	$3,743,567	(3)	(2)

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS								FULL YEAR
							4Q22 Change					2022 Change
AVERAGE BALANCES	4Q22	3Q22	2Q22	1Q22	4Q21		3Q22	4Q21	2022	2021		2021
ASSETS
Deposits with banks	$595,631	$652,321	$694,644	$742,311	$767,713		(9)%	(22)%	$670,773	$719,772		(7)%
Federal funds sold and securities purchased under resale agreements	306,173	322,053	305,132	294,951	268,953		(5)	14	307,150	269,231		14
Securities borrowed	192,412	204,479	207,437	218,030	207,059		(6)	(7)	205,516	190,655		8
Trading assets - debt instruments	302,825	283,414	273,736	272,116	260,555		7	16	283,108	283,829		—
Investment securities	625,388	647,165	672,799	671,165	642,675		(3)	(3)	653,985	593,977		10
Loans	1,126,002	1,112,761	1,093,106	1,068,637	1,060,254		1	6	1,100,318	1,035,399		6
All other interest-earning assets (a)	116,640	122,756	139,040	134,741	130,646		(5)	(11)	128,229	123,079		4
Total interest-earning assets	3,265,071	3,344,949	3,385,894	3,401,951	3,337,855		(2)	(2)	3,349,079	3,215,942		4
Trading assets - equity and other instruments	126,138	129,221	151,309	156,908	150,770		(2)	(16)	140,778	172,822		(19)
Trading assets - derivative receivables	78,476	83,950	84,483	67,334	66,024		(7)	19	78,606	69,101		14
All other noninterest-earning assets	285,586	284,127	289,957	280,595	277,006		1	3	285,077	267,337		7
TOTAL ASSETS	$3,755,271	$3,842,247	$3,911,643	$3,906,788	$3,831,655		(2)	(2)	$3,853,540	$3,725,202		3
LIABILITIES
Interest-bearing deposits	$1,695,233	$1,728,852	$1,790,421	$1,781,320	$1,731,609	(g)	(2)	(2)	$1,748,666	$1,672,669	(g)	5
Federal funds purchased and securities loaned or
sold under repurchase agreements	247,934	239,582	233,376	250,215	234,504		3	6	242,762	259,302		(6)
Short-term borrowings (b)	39,843	45,797	50,833	47,871	46,456		(13)	(14)	46,063	44,618		3
Trading liabilities - debt and all other interest-bearing liabilities (c)	256,533	278,049	274,435	263,025	246,675		(8)	4	268,019	241,431		11
Beneficial interests issued by consolidated VIEs	12,312	11,039	10,577	10,891	11,906		12	3	11,208	14,595		(23)
Long-term debt	246,978	253,012	246,195	254,180	255,710		(2)	(3)	250,080	250,378		—
Total interest-bearing liabilities	2,498,833	2,556,331	2,605,837	2,607,502	2,526,860		(2)	(1)	2,566,798	2,482,993		3
Noninterest-bearing deposits	684,921	716,518	741,891	734,233	736,203	(g)	(4)	(7)	719,249	674,485	(g)	7
Trading liabilities - equity and other instruments	35,415	36,985	40,937	43,394	40,645		(4)	(13)	39,155	36,656		7
Trading liabilities - derivative payables	56,988	56,994	61,026	54,522	55,063		—	3	57,388	60,318		(5)
All other noninterest-bearing liabilities	191,929	189,637	181,128	181,105	184,241		1	4	185,989	186,755		—
TOTAL LIABILITIES	3,468,086	3,556,465	3,630,819	3,620,756	3,543,012		(2)	(2)	3,568,579	3,441,207		4
Preferred stock	28,415	32,838	32,838	33,526	34,838		(13)	(18)	31,893	33,027		(3)
Common stockholders’ equity	258,770	252,944	247,986	252,506	253,805		2	2	253,068	250,968		1
TOTAL STOCKHOLDERS’ EQUITY	287,185	285,782	280,824	286,032	288,643		—	(1)	284,961	283,995		—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,755,271	$3,842,247	$3,911,643	$3,906,788	$3,831,655		(2)	(2)	$3,853,540	$3,725,202		3

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	3.14%	1.83%	0.62%	0.13%	0.09%				1.35%	0.07%
Federal funds sold and securities purchased under resale agreements	2.95	1.74	0.71	0.55	0.47				1.51	0.36
Securities borrowed (e)	2.84	1.50	0.33	(0.16)	(0.28)				1.09	(0.20)
Trading assets - debt instruments	3.75	3.36	3.02	2.65	2.52				3.21	2.42
Investment securities	2.36	1.84	1.55	1.38	1.26				1.77	1.31
Loans	5.83	5.00	4.28	4.05	4.04				4.81	4.02
All other interest-earning assets (a)	5.76	3.57	1.85	0.97	0.87				2.93	0.73
Total interest-earning assets	4.03	3.05	2.22	1.86	1.80				2.78	1.81

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	1.37	0.73	0.20	0.04	0.03				0.58	0.03
Federal funds purchased and securities loaned or
sold under repurchase agreements	3.33	2.10	0.80	0.19	0.13				1.62	0.11
Short-term borrowings (b)	2.47	1.35	0.73	0.32	0.26				1.16	0.28
Trading liabilities - debt and all other interest-bearing liabilities (c)(e)	2.38	1.49	0.69	0.30	0.20				1.21	0.11
Beneficial interests issued by consolidated VIEs	3.74	2.24	1.11	0.69	0.56				2.02	0.57
Long-term debt	4.87	3.77	2.54	1.72	1.61				3.23	1.71
Total interest-bearing liabilities	2.04	1.26	0.54	0.25	0.22				1.02	0.22

INTEREST RATE SPREAD	1.99	1.79	1.68	1.61	1.58				1.76	1.59
NET YIELD ON INTEREST-EARNING ASSETS	2.47	2.09	1.80	1.67	1.63				2.00	1.64
Memo: Net yield on interest-earning assets excluding Markets (f)	3.41	2.81	2.26	1.95	1.90				2.60	1.91
(a)    Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    Includes commercial paper.
(c)    All other interest-bearing liabilities include brokerage-related customer payables.
(d)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(e)    Negative interest and rates reflect the net impact of interest earned offset by fees paid on client-driven prime brokerage securities borrowed transactions.
(f)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 29 for a further discussion of this measure.
(g)    Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 29 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
OTHER INCOME
Other income - reported	$1,392	$900	$540	$1,490	$1,180	55%	18%	$4,322	$4,830	(11)%
Fully taxable-equivalent adjustments (a)	898	663	812	775	984	35	(9)	3,148	3,225	(2)
Other income - managed	$2,290	$1,563	$1,352	$2,265	$2,164	47	6	$7,470	$8,055	(7)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$14,355	$15,198	$15,587	$16,845	$15,656	(6)	(8)	$61,985	$69,338	(11)
Fully taxable-equivalent adjustments	898	663	812	775	984	35	(9)	3,148	3,225	(2)
Total noninterest revenue - managed	$15,253	$15,861	$16,399	$17,620	$16,640	(4)	(8)	$65,133	$72,563	(10)

NET INTEREST INCOME
Net interest income - reported	$20,192	$17,518	$15,128	$13,872	$13,601	15	48	$66,710	$52,311	28
Fully taxable-equivalent adjustments (a)	121	112	103	98	108	8	12	434	430	1
Net interest income - managed	$20,313	$17,630	$15,231	$13,970	$13,709	15	48	$67,144	$52,741	27

TOTAL NET REVENUE
Total net revenue - reported	$34,547	$32,716	$30,715	$30,717	$29,257	6	18	$128,695	$121,649	6
Fully taxable-equivalent adjustments	1,019	775	915	873	1,092	31	(7)	3,582	3,655	(2)
Total net revenue - managed	$35,566	$33,491	$31,630	$31,590	$30,349	6	17	$132,277	$125,304	6

PRE-PROVISION PROFIT
Pre-provision profit - reported	$15,525	$13,538	$11,966	$11,526	$11,369	15	37	$52,555	$50,306	4
Fully taxable-equivalent adjustments	1,019	775	915	873	1,092	31	(7)	3,582	3,655	(2)
Pre-provision profit - managed	$16,544	$14,313	$12,881	$12,399	$12,461	16	33	$56,137	$53,961	4

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$13,237	$12,001	$10,865	$10,063	$12,657	10	5	$46,166	$59,562	(22)
Fully taxable-equivalent adjustments	1,019	775	915	873	1,092	31	(7)	3,582	3,655	(2)
Income before income tax expense - managed	$14,256	$12,776	$11,780	$10,936	$13,749	12	4	$49,748	$63,217	(21)

INCOME TAX EXPENSE
Income tax expense - reported	$2,229	$2,264	$2,216	$1,781	$2,258	(2)	(1)	$8,490	$11,228	(24)
Fully taxable-equivalent adjustments	1,019	775	915	873	1,092	31	(7)	3,582	3,655	(2)
Income tax expense - managed	$3,248	$3,039	$3,131	$2,654	$3,350	7	(3)	$12,072	$14,883	(19)

OVERHEAD RATIO
Overhead ratio - reported	55%	59%	61%	62%	61%			59%	59%
Overhead ratio - managed	53	57	59	61	59			58	57

(a)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS								FULL YEAR
							4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21		3Q22	4Q21	2022	2021	2021
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$15,843	$14,331	$12,614	$12,229	$12,275		11%	29%	$55,017	$50,073	10%
Corporate & Investment Bank	10,548	11,875	11,947	13,529	11,534		(11)	(9)	47,899	51,749	(7)
Commercial Banking	3,404	3,048	2,683	2,398	2,612		12	30	11,533	10,008	15
Asset & Wealth Management	4,588	4,539	4,306	4,315	4,473		1	3	17,748	16,957	5
Corporate	1,183	(302)	80	(881)	(545)		NM	NM	80	(3,483)	NM
TOTAL NET REVENUE	$35,566	$33,491	$31,630	$31,590	$30,349		6	17	$132,277	$125,304	6

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,981	$8,047	$7,723	$7,720	$7,754		(1)	3	$31,471	$29,256	8
Corporate & Investment Bank	6,426	6,618	6,745	7,298	5,827		(3)	10	27,087	25,325	7
Commercial Banking	1,254	1,180	1,156	1,129	1,059		6	18	4,719	4,041	17
Asset & Wealth Management	3,022	3,028	2,919	2,860	2,997		—	1	11,829	10,919	8
Corporate	339	305	206	184	251		11	35	1,034	1,802	(43)
TOTAL NONINTEREST EXPENSE	$19,022	$19,178	$18,749	$19,191	$17,888		(1)	6	$76,140	$71,343	7

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$7,862	$6,284	$4,891	$4,509	$4,521		25	74	$23,546	$20,817	13
Corporate & Investment Bank	4,122	5,257	5,202	6,231	5,707		(22)	(28)	20,812	26,424	(21)
Commercial Banking	2,150	1,868	1,527	1,269	1,553		15	38	6,814	5,967	14
Asset & Wealth Management	1,566	1,511	1,387	1,455	1,476		4	6	5,919	6,038	(2)
Corporate	844	(607)	(126)	(1,065)	(796)		NM	NM	(954)	(5,285)	82
PRE-PROVISION PROFIT	$16,544	$14,313	$12,881	$12,399	$12,461		16	33	$56,137	$53,961	4

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,845	$529	$761	$678	$(1,060)		249	NM	$3,813	$(6,989)	NM
Corporate & Investment Bank	141	513	59	445	(126)		(73)	NM	1,158	(1,174)	NM
Commercial Banking	284	618	209	157	(89)		(54)	NM	1,268	(947)	NM
Asset & Wealth Management	32	(102)	44	154	(36)		NM	NM	128	(227)	NM
Corporate	(14)	(21)	28	29	23		33	NM	22	81	(73)
PROVISION FOR CREDIT LOSSES	$2,288	$1,537	$1,101	$1,463	$(1,288)		49	NM	$6,389	$(9,256)	NM

NET INCOME/(LOSS)
Consumer & Community Banking	$4,542	$4,334	$3,100	$2,895	$4,147	(a)	5	10	$14,871	$20,930	(29)
Corporate & Investment Bank	3,328	3,532	3,725	4,385	4,543	(a)	(6)	(27)	14,970	21,134	(29)
Commercial Banking	1,423	946	994	850	1,234	(a)	50	15	4,213	5,246	(20)
Asset & Wealth Management	1,134	1,219	1,004	1,008	1,125	(a)	(7)	1	4,365	4,737	(8)
Corporate	581	(294)	(174)	(856)	(650)	(a)	NM	NM	(743)	(3,713)	80
TOTAL NET INCOME	$11,008	$9,737	$8,649	$8,282	$10,399		13	6	$37,676	$48,334	(22)

(a)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2022
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,				2022 Change
	2022		2022	2022	2022	2021	2022	2021	2022		2021	2021
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$218,936	(c)	$209,661	$207,436	$207,903	$213,942	4%	2%
Tier 1 capital	245,630	(c)	236,363	239,705	240,076	246,162	4	—
Total capital	277,767	(c)	268,076	268,339	269,536	274,900	4	1
Risk-weighted assets	1,657,870	(c)	1,678,498	1,704,893	1,750,678	1,638,900	(1)	1
CET1 capital ratio	13.2%	(c)	12.5%	12.2%	11.9%	13.1%
Tier 1 capital ratio	14.8	(c)	14.1	14.1	13.7	15.0
Total capital ratio	16.8	(c)	16.0	15.7	15.4	16.8

Advanced
CET1 capital	$218,936	(c)	$209,661	$207,436	$207,903	$213,942	4	2
Tier 1 capital	245,630	(c)	236,363	239,705	240,076	246,162	4	—
Total capital	264,614	(c)	256,157	257,329	258,989	265,796	3	—
Risk-weighted assets	1,616,713	(c)	1,609,968	1,613,210	1,643,453	1,547,920	—	4
CET1 capital ratio	13.5%	(c)	13.0%	12.9%	12.7%	13.8%
Tier 1 capital ratio	15.2	(c)	14.7	14.9	14.6	15.9
Total capital ratio	16.4	(c)	15.9	16.0	15.8	17.2

Leverage-based capital metrics
Adjusted average assets (b)	$3,703,871	(c)	$3,791,804	$3,861,979	$3,857,783	$3,782,035	(2)	(2)
Tier 1 leverage ratio	6.6%	(c)	6.2%	6.2%	6.2%	6.5%

Total leverage exposure	$4,367,136	(c)	$4,460,636	$4,563,099	$4,586,537	$4,571,789	(2)	(4)
SLR	5.6%	(c)	5.3%	5.3%	5.2%	5.4%

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$209,661		$207,436	$207,903	$213,942	$209,917	1	—	$213,942		$205,078	4%
Net income applicable to common equity	10,652		9,305	8,239	7,885	9,973	14	7	36,081		46,734	(23)
Dividends declared on common stock	(2,972)		(2,974)	(2,971)	(2,976)	(2,981)	—	—	(11,893)		(11,456)	(4)
Net purchase of treasury stock	96		58	(576)	(1,499)	(1,917)	66	NM	(1,921)		(17,231)	89
Changes in additional paid-in capital	179		251	354	(155)	58	(29)	209	629		21	NM
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	1,865		(2,145)	(4,031)	(7,453)	(1,441)	NM	NM	(11,764)		(5,540)	(112)
Translation adjustments, net of hedges	711		(581)	(679)	(62)	(88)	NM	NM	(611)		(461)	(33)
Fair value hedges	(101)		38	51	110	23	NM	NM	98		(19)	NM
Defined benefit pension and other postretirement employee benefit plans	(324)		(1,004)	20	67	839	68	NM	(1,241)		922	NM
Changes related to other CET1 capital adjustments	(831)	(c)	(723)	(874)	(1,956)	(441)	(15)	(88)	(4,384)	(c)	(4,106)	(7)
Change in Standardized/Advanced CET1 capital	9,275	(c)	2,225	(467)	(6,039)	4,025	317	130	4,994	(c)	8,864	(44)
Standardized/Advanced CET1 capital, ending balance	$218,936	(c)	$209,661	$207,436	$207,903	$213,942	4	2	$218,936	(c)	$213,942	2

(a)The capital metrics reflect the CECL capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit recognized as of December 31, 2021, is being phased out at 25% per year over a three-year period. As of December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, CET1 capital reflected the remaining $2.2 billion CECL benefit. For the period ended December 31, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9 billion. Refer to Capital Risk Management on pages 45-50 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, and pages 86-96 of the Firm’s 2021 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Dec 31, 2022
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2022 Change
	2022	2022	2022	2022	2021	2022	2021	2022	2021	2021
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$264,928	$255,180	$253,305	$253,061	$259,289	4	2
Less: Goodwill	51,662	51,461	50,697	50,298	50,315	—	3
Less: Other intangible assets	1,224	1,205	1,224	893	882	2	39
Add: Certain deferred tax liabilities (b)	2,510	2,509	2,509	2,496	2,499	—	—
Total tangible common equity	$214,552	$205,023	$203,893	$204,366	$210,591	5	2

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$258,770	$252,944	$247,986	$252,506	$253,805	2	2	$253,068	$250,968	1%
Less: Goodwill	51,586	51,323	50,575	50,307	50,362	1	2	50,952	49,584	3
Less: Other intangible assets	1,217	1,208	1,119	896	896	1	36	1,112	876	27
Add: Certain deferred tax liabilities (b)	2,508	2,512	2,503	2,498	2,502	—	—	2,505	2,474	1
Total tangible common equity	$208,475	$202,925	$198,795	$203,801	$205,049	3	2	$203,509	$202,982	—

INTANGIBLE ASSETS (period-end)
Goodwill	$51,662	$51,461	$50,697	$50,298	$50,315	—	3
Mortgage servicing rights	7,973	8,140	7,439	7,294	5,494	(2)	45
Other intangible assets	1,224	1,205	1,224	893	882	2	39
Total intangible assets	$60,859	$60,806	$59,360	$58,485	$56,691	—	7

(a)Refer to page 29 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
EARNINGS PER SHARE
Basic earnings per share
Net income	$11,008	$9,737	$8,649	$8,282	$10,399	13%	6%	$37,676	$48,334	(22)%
Less: Preferred stock dividends	356	432	410	397	426	(18)	(16)	1,595	1,600	—
Net income applicable to common equity	10,652	9,305	8,239	7,885	9,973	14	7	36,081	46,734	(23)
Less: Dividends and undistributed earnings allocated to
participating securities	54	50	44	40	46	8	17	189	231	(18)
Net income applicable to common stockholders	$10,598	$9,255	$8,195	$7,845	$9,927	15	7	$35,892	$46,503	(23)

Total weighted-average basic shares outstanding	2,962.9	2,961.2	2,962.2	2,977.0	2,977.3	—	—	2,965.8	3,021.5	(2)
Net income per share	$3.58	$3.13	$2.77	$2.64	$3.33	14	8	$12.10	$15.39	(21)

Diluted earnings per share
Net income applicable to common stockholders	$10,598	$9,255	$8,195	$7,845	$9,927	15	7	$35,892	$46,503	(23)
Total weighted-average basic shares outstanding	2,962.9	2,961.2	2,962.2	2,977.0	2,977.3	—	—	2,965.8	3,021.5	(2)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	4.2	4.2	4.1	4.0	4.5	—	(7)	4.2	5.1	(18)
Total weighted-average diluted shares outstanding	2,967.1	2,965.4	2,966.3	2,981.0	2,981.8	—	—	2,970.0	3,026.6	(2)
Net income per share	$3.57	$3.12	$2.76	$2.63	$3.33	14	7	$12.09	$15.36	(21)

COMMON DIVIDENDS
Cash dividends declared per share	$1.00	$1.00	$1.00	$1.00	$1.00	—	—	$4.00	$3.80	5
Dividend payout ratio	28%	32%	36%	38%	30%			33%	25%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	—	—	5.0	18.1	12.1	—	NM	23.1	119.7	(81)
Average price paid per share of common stock	$—	$—	$124.88	$138.04	$165.47	—	NM	$135.20	$154.08	(12)
Aggregate repurchases of common stock	—	—	622	2,500	2,008	—	NM	3,122	18,448	(83)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.2	0.6	0.5	11.0	1.1	100	9	13.3	14.5	(8)
Net impact of employee issuances on stockholders’ equity (b)	$273	$304	$398	$843	$147	(10)	86	$1,818	$1,361	34

(a)The Firm is authorized to purchase up to $30 billion of common shares under its current repurchase program. In the second half of 2022, as a result of the expected increases in regulatory capital requirements, the Firm temporarily suspended share repurchases.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21		3Q22	4Q21	2022	2021	2021
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$834	$822	$855	$805	$753		1%	11%	$3,316	$3,034	9%
Asset management, administration and commissions	939	939	947	929	950		—	(1)	3,754	3,514	7
Mortgage fees and related income	90	313	377	456	312		(71)	(71)	1,236	2,159	(43)
Card income	746	665	678	590	675		12	11	2,679	3,563	(25)
All other income (a)	910	1,023	1,049	1,122	1,144		(11)	(20)	4,104	5,016	(18)
Noninterest revenue	3,519	3,762	3,906	3,902	3,834		(6)	(8)	15,089	17,286	(13)
Net interest income	12,324	10,569	8,708	8,327	8,441		17	46	39,928	32,787	22
TOTAL NET REVENUE	15,843	14,331	12,614	12,229	12,275		11	29	55,017	50,073	10

Provision for credit losses	1,845	529	761	678	(1,060)		249	NM	3,813	(6,989)	NM

NONINTEREST EXPENSE
Compensation expense	3,339	3,345	3,237	3,171	3,177		—	5	13,092	12,142	8
Noncompensation expense (b)	4,642	4,702	4,486	4,549	4,577		(1)	1	18,379	17,114	7
TOTAL NONINTEREST EXPENSE	7,981	8,047	7,723	7,720	7,754		(1)	3	31,471	29,256	8

Income before income tax expense	6,017	5,755	4,130	3,831	5,581		5	8	19,733	27,806	(29)
Income tax expense	1,475	1,421	1,030	936	1,434	(f)	4	3	4,862	6,876	(29)
NET INCOME	$4,542	$4,334	$3,100	$2,895	$4,147	(f)	5	10	$14,871	$20,930	(29)

REVENUE BY LINE OF BUSINESS
Banking & Wealth Management (c)	$9,632	$8,010	$6,558	$6,062	$6,172		20	56	$30,262	$23,980	26
Home Lending	584	920	1,001	1,169	1,084		(37)	(46)	3,674	5,291	(31)
Card Services & Auto (d)	5,627	5,401	5,055	4,998	5,019		4	12	21,081	20,802	1

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	43	93	150	211	327		(54)	(87)	497	2,215	(78)
Net mortgage servicing revenue (e)	47	220	227	245	(15)		(79)	NM	739	(56)	NM
Mortgage fees and related income	$90	$313	$377	$456	$312		(71)	(71)	$1,236	$2,159	(43)

FINANCIAL RATIOS
ROE	35%	33%	24%	23%	32%	(f)			29%	41%
Overhead ratio	50	56	61	63	63				57	58

(a)Included operating lease income of $777 million, $854 million, $929 million, $1.0 billion and $1.1 billion for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and $3.6 billion and $4.8 billion for the full year 2022 and 2021, respectively.
(b)Included depreciation expense on leased assets of $463 million, $605 million, $652 million, $694 million and $767 million for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and $2.4 billion and $3.3 billion for the full year 2022 and 2021, respectively.
(c)In the fourth quarter of 2022, Consumer & Business Banking was renamed Banking & Wealth Management.
(d)In the fourth quarter of 2022, Card & Auto was renamed Card Services & Auto.
(e)Included MSR risk management results of $(98) million, $54 million, $28 million, $109 million and $(162) million for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and $93 million and $(525) million for the full year 2022 and 2021, respectively.
(f)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$514,085	$500,752	$500,219	$486,183	$500,370	3%	3%	$514,085	$500,370	3%

Loans:
Banking & Wealth Management (a)	29,008	30,230	31,494	32,772	35,095	(4)	(17)	29,008	35,095	(17)
Home Lending (b)	172,554	174,618	176,939	172,025	180,529	(1)	(4)	172,554	180,529	(4)
Card Services	185,175	170,462	165,494	152,283	154,296	9	20	185,175	154,296	20
Auto	68,191	67,201	67,842	69,251	69,138	1	(1)	68,191	69,138	(1)
Total loans	454,928	442,511	441,769	426,331	439,058	3	4	454,928	439,058	4

Deposits	1,131,611	1,173,241	1,178,825	1,189,308	1,148,110	(4)	(1)	1,131,611	1,148,110	(1)
Equity	50,000	50,000	50,000	50,000	50,000	—	—	50,000	50,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$504,859	$498,858	$496,177	$488,967	$497,675	1	1	$497,263	$489,771	2

Loans:
Banking & Wealth Management	29,412	30,788	32,294	33,742	37,299	(4)	(21)	31,545	44,906	(30)
Home Lending (c)	174,487	176,852	177,330	176,488	183,343	(1)	(5)	176,285	181,049	(3)
Card Services	177,026	168,125	158,434	149,398	148,471	5	19	163,335	140,405	16
Auto	67,623	66,979	68,569	69,250	68,549	1	(1)	68,098	67,624	1
Total loans	448,548	442,744	436,627	428,878	437,662	1	2	439,263	433,984	1

Deposits	1,142,523	1,174,227	1,180,453	1,153,513	1,114,329	(3)	3	1,162,680	1,054,956	10
Equity	50,000	50,000	50,000	50,000	50,000	—	—	50,000	50,000	—

Headcount	135,347	133,803	130,907	129,268	128,863	1	5	135,347	128,863	5

(a)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021 included $350 million, $791 million, $1.5 billion, $2.9 billion and $5.4 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(b)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, Home Lending loans held-for-sale and loans at fair value were $3.0 billion, $4.1 billion, $5.2 billion, $5.8 billion and $14.9 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $4.5 billion, $5.9 billion, $8.1 billion, $10.8 billion and $17.8 billion for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and $7.3 billion and $15.4 billion for the full year 2022 and 2021, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)(c)	$3,899	$3,936	$4,217	$4,531	$4,875	(1)%	(20)%	$3,899	$4,875	(20)%
Net charge-offs/(recoveries)
Banking & Wealth Management	95	105	81	89	86	(10)	10	370	289	28
Home Lending	(33)	(59)	(68)	(69)	(71)	44	54	(229)	(275)	17
Card Services	725	592	580	506	479	22	51	2,403	2,712	(11)
Auto	58	41	18	27	21	41	176	144	35	311
Total net charge-offs/(recoveries)	$845	$679	$611	$553	$515	24	64	$2,688	$2,761	(3)
Net charge-off/(recovery) rate
Banking & Wealth Management (d)	1.28%	1.35%	1.01%	1.07%	0.91%			1.17%	0.64%
Home Lending	(0.08)	(0.14)	(0.16)	(0.17)	(0.17)			(0.14)	(0.17)
Card Services	1.62	1.40	1.47	1.37	1.28			1.47	1.94
Auto	0.34	0.24	0.11	0.16	0.12			0.21	0.05
Total net charge-off/(recovery) rate	0.75	0.62	0.57	0.54	0.49			0.62	0.66

30+ day delinquency rate
Home Lending (e)(f)	0.83%	0.78%	0.85%	1.03%	1.25%			0.83%	1.25%
Card Services	1.45	1.23	1.05	1.09	1.04			1.45	1.04
Auto	1.01	0.75	0.69	0.57	0.64			1.01	0.64

90+ day delinquency rate - Card Services	0.68	0.57	0.51	0.54	0.50			0.68	0.50

Allowance for loan losses
Banking & Wealth Management	$722	$722	$697	$697	$697	—	4	$722	$697	4
Home Lending	867	667	785	785	660	30	31	867	660	31
Card Services	11,200	10,400	10,400	10,250	10,250	8	9	11,200	10,250	9
Auto	715	715	740	738	733	—	(2)	715	733	(2)
Total allowance for loan losses	$13,504	$12,504	$12,622	$12,470	$12,340	8	9	$13,504	$12,340	9

(a)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $187 million, $219 million, $257 million, $315 million and $342 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, nonaccrual loans excluded $101 million, $57 million, $86 million, $179 million and $506 million of PPP loans 90 or more days past due and guaranteed by the SBA, respectively.
(c)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic. Includes loans to customers that have exited COVID-19 payment deferral programs and are 90 or more days past due, predominantly all of which were considered collateral-dependent at time of exit.
(d)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021 included $350 million, $791 million, $1.5 billion, $2.9 billion and $5.4 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(e)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic was $449 million, $454 million, $513 million, $728 million and $1.1 billion in Home Lending, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(f)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $258 million, $284 million, $315 million, $370 million and $405 million, respectively. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change					2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021		2021
BUSINESS METRICS
Number of:
Branches	4,787	4,802	4,822	4,810	4,790	—%	—%	4,787	4,790		—%
Active digital customers (in thousands) (a)	63,136	61,985	60,735	60,286	58,857	2	7	63,136	58,857		7
Active mobile customers (in thousands) (b)	49,710	48,904	47,436	46,527	45,452	2	9	49,710	45,452		9

Debit and credit card sales volume (in billions)	$411.1	$395.8	$397.0	$351.5	$376.2	4	9	$1,555.4	$1,360.7		14
Total payments transaction volume (in trillions) (c)	1.4	1.4	1.5	1.3	1.4	—	—	5.6	5.0		12

Banking & Wealth Management
Average deposits	$1,126,420	$1,156,933	$1,163,423	$1,136,115	$1,094,442	(3)	3	$1,145,727	$1,035,379		11
Deposit margin	2.48%	1.83%	1.31%	1.22%	1.22%			1.71%	1.27%
Business Banking average loans	$20,467	$21,263	$22,769	$24,816	$28,919	(4)	(29)	$22,314	$37,548		(41)
Business Banking origination volume	1,081	977	1,196	1,028	866	11	25	4,282	13,916	(g)	(69)
Client investment assets (d)	647,120	615,048	628,479	696,316	718,051	5	(10)	647,120	718,051		(10)
Number of client advisors	5,029	5,017	4,890	4,816	4,725	—	6	5,029	4,725		6

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$4.6	$7.8	$11.0	$15.1	$22.4	(41)	(79)	$38.5	$91.8		(58)
Correspondent	2.1	4.3	10.9	9.6	19.8	(51)	(89)	26.9	70.9		(62)
Total mortgage origination volume (e)	$6.7	$12.1	$21.9	$24.7	$42.2	(45)	(84)	$65.4	$162.7		(60)
Third-party mortgage loans serviced (period-end)	584.3	586.7	575.6	575.4	519.2 (f)	—	13	584.3	519.2	(f)	13
MSR carrying value (period-end)	8.0	8.1	7.4	7.3	5.5	(1)	45	8.0	5.5		45

Card Services
Sales volume, excluding Commercial Card (in billions)	$284.8	$272.3	$271.2	$236.4	$254.1	5	12	1,064.7	893.5		19
Net revenue rate	10.06%	9.92%	9.59%	9.87%	9.61%			9.87%	10.51%
Net yield on average loans	9.78	9.81	9.50	9.99	9.67			9.77	9.88

Auto
Loan and lease origination volume (in billions)	$7.5	$7.5	$7.0	$8.4	$8.5	—	(12)	$30.4	$43.6		(30)
Average auto operating lease assets	12,333	13,466	14,866	16,423	17,629	(8)	(30)	14,259	19,064		(25)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person, cash and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(e)Firmwide mortgage origination volume was $8.5 billion, $15.2 billion, $27.9 billion, $30.2 billion and $48.2 billion for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and $81.8 billion and $182.4 billion for the full year 2022 and 2021, respectively.
(f)Prior-period amount has been revised to conform with the current presentation.
(g)Included $10.6 billion of origination volume under the PPP for the full year 2021. The program ended on May 31, 2021 for new applications.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS								FULL YEAR
							4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21		3Q22	4Q21	2022	2021	2021
INCOME STATEMENT
REVENUE
Investment banking fees	$1,467	$1,762	$1,650	$2,050	$3,502		(17)%	(58)%	$6,929	$13,359	(48)%
Principal transactions	4,397	5,258	5,048	5,223	2,116		(16)	108	19,926	15,764	26
Lending- and deposit-related fees	548	589	641	641	654		(7)	(16)	2,419	2,514	(4)
Asset management, administration and commissions	1,198	1,198	1,330	1,339	1,252		—	(4)	5,065	5,024	1
All other income	452	424	80	704	624		7	(28)	1,660	1,548	7
Noninterest revenue	8,062	9,231	8,749	9,957	8,148		(13)	(1)	35,999	38,209	(6)
Net interest income	2,486	2,644	3,198	3,572	3,386		(6)	(27)	11,900	13,540	(12)
TOTAL NET REVENUE (a)	10,548	11,875	11,947	13,529	11,534		(11)	(9)	47,899	51,749	(7)

Provision for credit losses	141	513	59	445	(126)		(73)	NM	1,158	(1,174)	NM

NONINTEREST EXPENSE
Compensation expense	3,091	3,311	3,510	4,006	2,358		(7)	31	13,918	13,096	6
Noncompensation expense	3,335	3,307	3,235	3,292	3,469		1	(4)	13,169	12,229	8
TOTAL NONINTEREST EXPENSE	6,426	6,618	6,745	7,298	5,827		(3)	10	27,087	25,325	7

Income before income tax expense	3,981	4,744	5,143	5,786	5,833		(16)	(32)	19,654	27,598	(29)
Income tax expense	653	1,212	1,418	1,401	1,290	(c)	(46)	(49)	4,684	6,464	(28)
NET INCOME	$3,328	$3,532	$3,725	$4,385	$4,543	(c)	(6)	(27)	$14,970	$21,134	(29)

FINANCIAL RATIOS
ROE	12%	13%	14%	17%	21%	(c)			14%	25%
Overhead ratio	61	56	56	54	51				57	49
Compensation expense as percentage of total net revenue	29	28	29	30	20				29	25

REVENUE BY BUSINESS
Investment Banking	$1,389	$1,713	$1,351	$2,057	$3,206		(19)	(57)	$6,510	$12,506	(48)
Payments	2,070	1,989	1,463	1,854	1,801		4	15	7,376	6,270	18
Lending	323	323	410	321	263		—	23	1,377	1,001	38
Total Banking	3,782	4,025	3,224	4,232	5,270		(6)	(28)	15,263	19,777	(23)
Fixed Income Markets	3,739	4,469	4,711	5,698	3,334		(16)	12	18,617	16,865	10
Equity Markets	1,931	2,302	3,079	3,055	1,954		(16)	(1)	10,367	10,529	(2)
Securities Services	1,159	1,110	1,151	1,068	1,064		4	9	4,488	4,328	4
Credit Adjustments & Other (b)	(63)	(31)	(218)	(524)	(88)		(103)	28	(836)	250	NM
Total Markets & Securities Services	6,766	7,850	8,723	9,297	6,264		(14)	8	32,636	31,972	2
TOTAL NET REVENUE	$10,548	$11,875	$11,947	$13,529	$11,534		(11)	(9)	$47,899	$51,749	(7)

(a)Includes tax-equivalent adjustments, predominantly due to income tax credits and other tax benefits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; and tax-exempt income from municipal bonds of $854 million, $626 million, $772 million, $737 million and $923 million for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and $3.0 billion for both the full year 2022 and 2021.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(c)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,334,296	$1,384,618	$1,403,558	$1,460,463	$1,259,896	(4)%	6%	$1,334,296	$1,259,896	6%
Loans:
Loans retained (a)	187,642	180,604	171,219	167,791	159,786	4	17	187,642	159,786	17
Loans held-for-sale and loans at fair value (b)	42,304	40,357	46,032	47,260	50,386	5	(16)	42,304	50,386	(16)
Total loans	229,946	220,961	217,251	215,051	210,172	4	9	229,946	210,172	9

Equity	103,000	103,000	103,000	103,000	83,000	—	24	103,000	83,000	24

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,384,255	$1,403,247	$1,429,953	$1,407,835	$1,341,267	(1)	3	$1,406,250	$1,334,518	5
Trading assets - debt and equity instruments	406,692	386,895	411,079	419,346	407,656	5	—	405,916	448,099	(9)
Trading assets - derivative receivables	77,669	83,084	83,582	66,692	65,365	(7)	19	77,802	68,203	14
Loans:
Loans retained (a)	182,873	176,469	169,909	160,976	153,595	4	19	172,627	145,137	19
Loans held-for-sale and loans at fair value (b)	42,895	45,150	48,048	51,398	52,429	(5)	(18)	46,846	51,072	(8)
Total loans	225,768	221,619	217,957	212,374	206,024	2	10	219,473	196,209	12

Equity	103,000	103,000	103,000	103,000	83,000	—	24	103,000	83,000	24

Headcount	73,452	71,797	69,447	68,292	67,546	2	9	73,452	67,546	9

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$7	$17	$38	$20	$23	(59)	(70)	$82	$6	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	718	583	697	871	584	23	23	718	584	23
Nonaccrual loans held-for-sale and loans at fair value (d)	848	824	840	949	844	3	—	848	844	—
Total nonaccrual loans	1,566	1,407	1,537	1,820	1,428	11	10	1,566	1,428	10

Derivative receivables	296	339	447	597	316	(13)	(6)	296	316	(6)
Assets acquired in loan satisfactions	87	85	84	91	91	2	(4)	87	91	(4)
Total nonperforming assets	1,949	1,831	2,068	2,508	1,835	6	6	1,949	1,835	6
Allowance for credit losses:
Allowance for loan losses	2,292	2,032	1,809	1,687	1,348	13	70	2,292	1,348	70
Allowance for lending-related commitments	1,448	1,582	1,358	1,459	1,372	(8)	6	1,448	1,372	6
Total allowance for credit losses	3,740	3,614	3,167	3,146	2,720	3	38	3,740	2,720	38

Net charge-off/(recovery) rate (a)(e)	0.02%	0.04%	0.09%	0.05%	0.06%			0.05%	—%
Allowance for loan losses to period-end loans retained (a)	1.22	1.13	1.06	1.01	0.84			1.22	0.84
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (f)	1.67	1.49	1.38	1.31	1.12			1.67	1.12
Allowance for loan losses to nonaccrual loans retained (a)(c)	319	349	260	194	231			319	231
Nonaccrual loans to total period-end loans	0.68	0.64	0.71	0.85	0.68			0.68	0.68

(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(c)Allowance for loan losses of $104 million, $111 million, $130 million, $226 million and $58 million were held against these nonaccrual loans at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively.
(d)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $115 million, $143 million, $196 million, $283 million and $281 million, respectively. These amounts have been excluded based upon the government guarantee.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(f)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
BUSINESS METRICS
Advisory	$738	$848	$664	$801	$1,557	(13)%	(53)%	$3,051	$4,381	(30)%
Equity underwriting	250	290	245	249	802	(14)	(69)	1,034	3,953	(74)
Debt underwriting	479	624	741	1,000	1,143	(23)	(58)	2,844	5,025	(43)
Total investment banking fees	$1,467	$1,762	$1,650	$2,050	$3,502	(17)	(58)	$6,929	$13,359	(48)

Client deposits and other third-party liabilities (average) (a)	649,694	669,215	722,388	709,121	717,496	(3)	(9)	687,391	714,910	(4)

Merchant processing volume (in billions) (b)	583.2	545.4	539.6	490.2	514.9	7	13	2,158.4	1,886.7	14

Assets under custody (“AUC”) (period-end) (in billions)	$28,635	$27,157	$28,579	$31,571	$33,221	5	(14)	$28,635	$33,221	(14)

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$66	$64	$60	$47	$39	3	69
Foreign exchange	11	9	8	4	4	22	175
Equities	13	11	11	12	12	18	8
Commodities and other	18	14	14	15	12	29	50
Diversification benefit to CIB trading VaR (d)	(50)	(47)	(43)	(33)	(31)	(6)	(61)
CIB trading VaR (c)	58	51	50	45	36	14	61
Credit Portfolio VaR (e)	10	10	17	29	5	—	100
Diversification benefit to CIB VaR (d)	(8)	(8)	(15)	(10)	(4)	—	(100)
CIB VaR	$60	$53	$52	$64	$37	13	62

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 135–137 of the Firm’s 2021 Form 10-K, and pages 77–79 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In the first quarter of 2022, in line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21		3Q22	4Q21	2022	2021	2021
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$243	$288	$348	$364	$356		(16)%	(32)%	$1,243	$1,392	(11)%
All other income	486	548	556	503	718		(11)	(32)	2,093	2,537	(18)
Noninterest revenue	729	836	904	867	1,074		(13)	(32)	3,336	3,929	(15)
Net interest income	2,675	2,212	1,779	1,531	1,538		21	74	8,197	6,079	35
TOTAL NET REVENUE (a)	3,404	3,048	2,683	2,398	2,612		12	30	11,533	10,008	15

Provision for credit losses	284	618	209	157	(89)		(54)	NM	1,268	(947)	NM

NONINTEREST EXPENSE
Compensation expense	607	577	559	553	496		5	22	2,296	1,973	16
Noncompensation expense	647	603	597	576	563		7	15	2,423	2,068	17
TOTAL NONINTEREST EXPENSE	1,254	1,180	1,156	1,129	1,059		6	18	4,719	4,041	17

Income before income tax expense	1,866	1,250	1,318	1,112	1,642		49	14	5,546	6,914	(20)
Income tax expense	443	304	324	262	408	(e)	46	9	1,333	1,668	(20)
NET INCOME	$1,423	$946	$994	$850	$1,234	(e)	50	15	$4,213	$5,246	(20)

REVENUE BY PRODUCT
Lending	$1,185	$1,176	$1,058	$1,105	$1,151		1	3	$4,524	$4,629	(2)
Payments (b)	1,989	1,618	1,253	1,022	989		23	101	5,882	3,791	55
Investment banking (b)(c)	196	224	234	219	435		(13)	(55)	873	1,473	(41)
Other	34	30	138	52	37		13	(8)	254	115	121
TOTAL NET REVENUE (a)	$3,404	$3,048	$2,683	$2,398	$2,612		12	30	$11,533	$10,008	15

Investment banking revenue, gross (d)	$700	$761	$788	$729	$1,456		(8)	(52)	$2,978	$5,092	(42)

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,619	$1,366	$1,169	$980	$1,062		19	52	$5,134	$4,004	28
Corporate Client Banking	1,109	1,052	927	830	928		5	20	3,918	3,508	12
Commercial Real Estate Banking	666	624	590	581	614		7	8	2,461	2,419	2
Other	10	6	(3)	7	8		67	25	20	77	(74)
TOTAL NET REVENUE (a)	$3,404	$3,048	$2,683	$2,398	$2,612		12	30	$11,533	$10,008	15

FINANCIAL RATIOS
ROE	22%	14%	15%	13%	19%	(e)			16%	21%
Overhead ratio	37	39	43	47	41				41	40

(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $100 million, $80 million, $73 million, $69 million and $99 million for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and $322 million and $330 million for the full year 2022 and 2021, respectively.
(b)In the fourth quarter of 2022, certain revenue from CIB Markets products was reclassified from investment banking to payments. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(d)Includes gross revenues earned by the Firm, for investment banking and payments products sold to CB clients, that are subject to a revenue sharing arrangement with the CIB. Refer to page 61 of the Firm’s 2021 Form 10-K for discussion of revenue sharing.
(e)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$257,106	$247,485	$242,456	$235,127	$230,776	4%	11%	$257,106	$230,776	11%
Loans:
Loans retained	233,879	231,829	223,541	213,073	206,220	1	13	233,879	206,220	13
Loans held-for-sale and loans at fair value	707	137	566	1,743	2,223	416	(68)	707	2,223	(68)
Total loans	$234,586	$231,966	$224,107	$214,816	$208,443	1	13	$234,586	$208,443	13
Equity	25,000	25,000	25,000	25,000	24,000	—	4	25,000	24,000	4

Period-end loans by client segment
Middle Market Banking (a)	$72,625	$71,707	$68,535	$64,306	$61,159	1	19	$72,625	$61,159	19
Corporate Client Banking	53,840	52,940	49,503	46,720	45,315	2	19	53,840	45,315	19
Commercial Real Estate Banking	107,999	107,241	105,982	103,685	101,751	1	6	107,999	101,751	6
Other	122	78	87	105	218	56	(44)	122	218	(44)
Total loans (a)	$234,586	$231,966	$224,107	$214,816	$208,443	1	13	$234,586	$208,443	13

SELECTED BALANCE SHEET DATA (average)
Total assets	$253,007	$246,318	$239,381	$233,474	$227,308	3	11	$243,108	$225,548	8
Loans:
Loans retained	234,654	227,539	218,478	208,540	201,676	3	16	222,388	201,920	10
Loans held-for-sale and loans at fair value	673	1,589	1,004	2,147	3,958	(58)	(83)	1,350	3,122	(57)
Total loans	$235,327	$229,128	$219,482	$210,687	$205,634	3	14	$223,738	$205,042	9
Client deposits and other third-party liabilities	278,924	281,336	300,425	316,921	323,821	(1)	(14)	294,261	301,502	(2)
Equity	25,000	25,000	25,000	25,000	24,000	—	4	25,000	24,000	4

Average loans by client segment
Middle Market Banking	$72,109	$70,002	$66,640	$62,437	$59,784	3	21	$67,830	$60,128	13
Corporate Client Banking	55,137	52,432	47,832	45,595	44,976	5	23	50,281	44,361	13
Commercial Real Estate Banking	107,831	106,546	104,890	102,498	100,682	1	7	105,459	100,331	5
Other	250	148	120	157	192	69	30	168	222	(24)
Total loans	$235,327	$229,128	$219,482	$210,687	$205,634	3	14	$223,738	$205,042	9

Headcount	14,687	14,299	13,811	13,220	12,902	3	14	14,687	12,902	14

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$35	$42	$1	$6	$8	(17)	338	$84	$71	18
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)(c)	766	836	761	751	740	(8)	4	766	740	4
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	—	—	—	—	—	—
Total nonaccrual loans	766	836	761	751	740	(8)	4	766	740	4

Assets acquired in loan satisfactions	—	7	8	17	17	NM	NM	—	17	NM
Total nonperforming assets	766	843	769	768	757	(9)	1	766	757	1
Allowance for credit losses:
Allowance for loan losses	3,324	3,050	2,602	2,357	2,219	9	50	3,324	2,219	50
Allowance for lending-related commitments	830	864	725	762	749	(4)	11	830	749	11
Total allowance for credit losses	4,154	3,914	3,327	3,119	2,968	6	40	4,154	2,968	40

Net charge-off/(recovery) rate (d)	0.06%	0.07%	—%	0.01%	0.02%			0.04%	0.04%
Allowance for loan losses to period-end loans retained	1.42	1.32	1.16	1.11	1.08			1.42	1.08
Allowance for loan losses to nonaccrual loans retained (b)	434	365	342	314	300			434	300
Nonaccrual loans to period-end total loans	0.33	0.36	0.34	0.35	0.36			0.33	0.36

(a)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, total loans included $132 million, $205 million, $335 million, $640 million, and $1.2 billion of loans, respectively, under the PPP, of which $123 million, $187 million, $306 million, $604 million, and $1.1 billion, were in Middle Market Banking. Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(b)Allowance for loan losses of $153 million, $150 million, $74 million, $104 million and $124 million was held against nonaccrual loans retained at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively.
(c)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, nonaccrual loans excluded PPP loans 90 or more days past due and insured by the SBA of $18 million, $27 million, $32 million, $50 million and $114 million, respectively. These amounts have been excluded based upon the SBA guarantee.
(d)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								FULL YEAR
							4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21		3Q22	4Q21	2022	2021	2021
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,976	$3,044	$3,037	$3,115	$3,330		(2)%	(11)%	$12,172	$12,333	(1)%
All other income	82	82	47	124	118		—	(31)	335	738	(55)
Noninterest revenue	3,058	3,126	3,084	3,239	3,448		(2)	(11)	12,507	13,071	(4)
Net interest income	1,530	1,413	1,222	1,076	1,025		8	49	5,241	3,886	35
TOTAL NET REVENUE	4,588	4,539	4,306	4,315	4,473		1	3	17,748	16,957	5

Provision for credit losses	32	(102)	44	154	(36)		NM	NM	128	(227)	NM

NONINTEREST EXPENSE
Compensation expense	1,649	1,649	1,508	1,530	1,560		—	6	6,336	5,692	11
Noncompensation expense	1,373	1,379	1,411	1,330	1,437		—	(4)	5,493	5,227	5
TOTAL NONINTEREST EXPENSE	3,022	3,028	2,919	2,860	2,997		—	1	11,829	10,919	8

Income before income tax expense	1,534	1,613	1,343	1,301	1,512		(5)	1	5,791	6,265	(8)
Income tax expense	400	394	339	293	387	(a)	2	3	1,426	1,528	(7)
NET INCOME	$1,134	$1,219	$1,004	$1,008	$1,125	(a)	(7)	1	$4,365	$4,737	(8)

REVENUE BY LINE OF BUSINESS
Asset Management	$2,158	$2,209	$2,137	$2,314	$2,488		(2)	(13)	$8,818	$9,246	(5)
Global Private Bank	2,430	2,330	2,169	2,001	1,985		4	22	8,930	7,711	16
TOTAL NET REVENUE	$4,588	$4,539	$4,306	$4,315	$4,473		1	3	$17,748	$16,957	5

FINANCIAL RATIOS
ROE	26%	28%	23%	23%	31	% (a)			25%	33%
Overhead ratio	66	67	68	66	67				67	64
Pretax margin ratio:
Asset Management	27	31	29	33	32				30	35
Global Private Bank	39	40	33	27	36				35	39
Asset & Wealth Management	33	36	31	30	34				33	37

Headcount	26,041	25,769	23,981	23,366	22,762		1	14	26,041	22,762	14

Number of Global Private Bank client advisors	3,137	3,110	2,866	2,798	2,738		1	15	3,137	2,738	15

(a)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$232,037	$232,303	$235,553	$233,070	$234,425	—%	(1)%	$232,037	$234,425	-1%
Loans	214,006	214,989	218,841	215,130	218,271	—	(2)	214,006	218,271	(2)
Deposits	233,130	242,315	257,437	287,293	282,052	(4)	(17)	233,130	282,052	(17)
Equity	17,000	17,000	17,000	17,000	14,000	—	21	17,000	14,000	21

SELECTED BALANCE SHEET DATA (average)
Total assets	$230,149	$232,748	$234,565	$232,310	$227,597	(1)	1	$232,438	$217,187	7
Loans	214,150	216,714	216,846	214,611	209,169	(1)	2	215,582	198,487	9
Deposits	236,965	253,026	268,861	287,756	264,580	(6)	(10)	261,489	230,296	14
Equity	17,000	17,000	17,000	17,000	14,000	—	21	17,000	14,000	21

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(2)	$(13)	$9	$(1)	$4	85	NM	$(7)	$26	NM
Nonaccrual loans	459	467	620	626	708	(2)	(35)	459	708	(35)
Allowance for credit losses:
Allowance for loan losses	494	461	547	516	365	7	35	494	365	35
Allowance for lending-related commitments	20	21	22	19	18	(5)	11	20	18	11
Total allowance for credit losses	514	482	569	535	383	7	34	514	383	34
Net charge-off/(recovery) rate	—%	(0.02)%	0.02%	—%	0.01%			—%	0.01%
Allowance for loan losses to period-end loans	0.23	0.21	0.25	0.24	0.17			0.23	0.17
Allowance for loan losses to nonaccrual loans	108	99	88	82	52			108	52
Nonaccrual loans to period-end loans	0.21	0.22	0.28	0.29	0.32			0.21	0.32

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2022
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2022 Change
CLIENT ASSETS	2022	2022	2022	2022	2021	2022	2021	2022	2021	2021
Assets by asset class
Liquidity	$654	$615	$654	$657	$708	6%	(8)%	$654	$708	(8)%
Fixed income	638	612	624	657	693	4	(8)	638	693	(8)
Equity	670	609	641	739	779	10	(14)	670	779	(14)
Multi-asset	603	577	615	699	732	5	(18)	603	732	(18)
Alternatives	201	203	209	208	201	(1)	—	201	201	—
TOTAL ASSETS UNDER MANAGEMENT	2,766	2,616	2,743	2,960	3,113	6	(11)	2,766	3,113	(11)
Custody/brokerage/administration/deposits	1,282	1,207	1,055	1,156	1,182	6	8	1,282	1,182	8
TOTAL CLIENT ASSETS (a)	$4,048	$3,823	$3,798	$4,116	$4,295	6	(6)	$4,048	$4,295	(6)

Assets by client segment
Private Banking	$751	$698	$712	$777	$805	8	(7)	$751	$805	(7)
Global Institutional	1,252	1,209	1,294	1,355	1,430	4	(12)	1,252	1,430	(12)
Global Funds	763	709	737	828	878	8	(13)	763	878	(13)
TOTAL ASSETS UNDER MANAGEMENT	$2,766	$2,616	$2,743	$2,960	$3,113	6	(11)	$2,766	$3,113	(11)

Private Banking	$1,964	$1,848	$1,715	$1,880	$1,931	6	2	$1,964	$1,931	2
Global Institutional	1,314	1,261	1,339	1,402	1,479	4	(11)	1,314	1,479	(11)
Global Funds	770	714	744	834	885	8	(13)	770	885	(13)
TOTAL CLIENT ASSETS (a)	$4,048	$3,823	$3,798	$4,116	$4,295	6	(6)	$4,048	$4,295	(6)

Assets under management rollforward
Beginning balance	$2,616	$2,743	$2,960	$3,113	$2,996			$3,113	$2,716
Net asset flows:
Liquidity	33	(36)	—	(52)	20			(55)	68
Fixed income	8	9	(1)	(3)	—			13	36
Equity	9	6	9	11	18			35	85
Multi-asset	(7)	(5)	(3)	6	6			(9)	17
Alternatives	—	2	1	5	10			8	26
Market/performance/other impacts	107	(103)	(223)	(120)	63			(339)	165
Ending balance	$2,766	$2,616	$2,743	$2,960	$3,113			$2,766	$3,113

Client assets rollforward
Beginning balance	$3,823	$3,798	$4,116	$4,295	$4,096			$4,295	$3,652
Net asset flows	70	(15)	(1)	(5)	109			49	389
Market/performance/other impacts	155	40	(317)	(174)	90			(296)	254
Ending balance	$4,048	$3,823	$3,798	$4,116	$4,295			$4,048	$4,295

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS											FULL YEAR
										4Q22 Change					2022 Change
	4Q22		3Q22		2Q22		1Q22	4Q21		3Q22	4Q21	2022		2021	2021
INCOME STATEMENT
REVENUE
Principal transactions	$(7)		$(76)		$17		$(161)	$26		91%	NM	$(227)		$187	NM
Investment securities gains/(losses)	(874)		(959)		(153)		(394)	52		9	NM	(2,380)		(345)	NM
All other income	766	(d)	(59)		(108)		210	58		NM	NM	809		226	258%
Noninterest revenue	(115)		(1,094)		(244)		(345)	136		89	NM	(1,798)		68	NM
Net interest income	1,298		792		324		(536)	(681)		64	NM	1,878		(3,551)	NM
TOTAL NET REVENUE (a)	1,183		(302)		80		(881)	(545)		NM	NM	80		(3,483)	NM

Provision for credit losses	(14)		(21)		28		29	23		33	NM	22		81	(73)

NONINTEREST EXPENSE	339		305		206		184	251		11	35	1,034		1,802	(43)
Income/(loss) before income tax expense/(benefit)	858		(586)		(154)		(1,094)	(819)		NM	NM	(976)		(5,366)	82
Income tax expense/(benefit)	277		(292)		20		(238)	(169)	(e)	NM	NM	(233)		(1,653)	86
NET INCOME/(LOSS)	$581		$(294)		$(174)		$(856)	$(650)	(e)	NM	NM	$(743)		$(3,713)	80

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	603		(180)		82		(944)	(480)		NM	NM	(439)		(3,464)	87
Other Corporate	580		(122)		(2)		63	(65)		NM	NM	519		(19)	NM
TOTAL NET REVENUE	$1,183		$(302)		$80		$(881)	$(545)		NM	NM	$80		$(3,483)	NM

NET INCOME/(LOSS)
Treasury and CIO	531		(68)		88		(748)	(428)		NM	NM	(197)		(3,057)	94
Other Corporate	50		(226)		(262)		(108)	(222)	(e)	NM	NM	(546)		(656)	17
TOTAL NET INCOME/(LOSS)	$581		$(294)		$(174)		$(856)	$(650)	(e)	NM	NM	$(743)		$(3,713)	80

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,328,219		$1,408,726		$1,459,528		$1,539,844	$1,518,100		(6)	(13)	$1,328,219		$1,518,100	(13)
Loans	2,181		2,206		2,187		1,957	1,770		(1)	23	2,181		1,770	23
Deposits	14,203	(f)	14,449	(f)	13,191	(f)	1,434	396		(2)	NM	14,203	(f)	396	NM

Headcount	44,196		42,806		40,348		39,802	38,952		3	13	44,196		38,952	13

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$(874)		$(959)		$(153)		$(394)	$52		9	NM	$(2,380)		$(345)	NM
Available-for-sale securities (average)	195,788		209,008		252,121		304,314	290,590		(6)	(33)	239,924		306,827	(22)
Held-to-maturity securities (average) (b)	427,802		436,302		418,843		364,814	349,989		(2)	22	412,180		285,086	45
Investment securities portfolio (average)	$623,590		$645,310		$670,964		$669,128	$640,579		(3)	(3)	$652,104		$591,913	10
Available-for-sale securities (period-end)	203,981		186,441		220,213		310,909	306,352		9	(33)	203,981		306,352	(33)
Held-to-maturity securities (period-end) (b)	425,305		430,106		441,649		366,585	363,707		(1)	17	425,305		363,707	17
Investment securities portfolio, net of allowance for credit losses (period-end) (c)	$629,286		$616,547		$661,862		$677,494	$670,059		2	(6)	$629,286		$670,059	(6)

(a)Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $58 million, $59 million, $60 million, $58 million and $60 million for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and $235 million and $257 million for the full year 2022 and 2021, respectively.
(b)During 2022 and 2021, the Firm transferred $78.3 billion and $104.5 billion of investment securities, respectively, from AFS to HTM for capital management purposes.
(c)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, the allowance for credit losses on investment securities was $67 million, $52 million, $47 million, $41 million and $42 million, respectively.
(d)Included a $914 million gain on sale of Visa B shares.
(e)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(f)Predominantly relates to international consumer growth initiatives.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
							Dec 31, 2022
							Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,		Sep 30,	Dec 31,
	2022	2022	2022	2022	2021		2022	2021
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$300,753	$301,403	$302,631	$296,161	$295,556		—%	2%
Loans held-for-sale and loans at fair value	10,622	12,393	14,581	16,328	27,750		(14)	(62)
Total consumer, excluding credit card loans	311,375	313,796	317,212	312,489	323,306		(1)	(4)

Credit card loans
Loans retained	185,175	170,462	165,494	152,283	154,296		9	20
Total credit card loans	185,175	170,462	165,494	152,283	154,296		9	20
Total consumer loans	496,550	484,258	482,706	464,772	477,602		3	4

Wholesale loans (b)
Loans retained	603,670	596,208	584,265	569,953	560,354		1	8
Loans held-for-sale and loans at fair value	35,427	32,167	37,184	38,560	39,758		10	(11)
Total wholesale loans	639,097	628,375	621,449	608,513	600,112		2	6

Total loans	1,135,647	1,112,633	1,104,155	1,073,285	1,077,714		2	5
Derivative receivables	70,880	92,534	81,317	73,636	57,081		(23)	24
Receivables from customers (c)	49,257	54,921	58,349	68,473	59,645		(10)	(17)
Total credit-related assets	1,255,784	1,260,088	1,243,821	1,215,394	1,194,440		—	5

Lending-related commitments
Consumer, excluding credit card	33,518	34,868	40,484	47,103	45,334		(4)	(26)
Credit card (d)	821,284	798,855	774,021	757,283	730,534		3	12
Wholesale	472,264	472,950	487,500	497,232	486,445	(g)	—	(3)
Total lending-related commitments	1,327,066	1,306,673	1,302,005	1,301,618	1,262,313		2	5

Total credit exposure	$2,582,850	$2,566,761	$2,545,826	$2,517,012	$2,456,753		1	5

Memo: Total by category
Consumer exposure (e)	$1,351,352	$1,317,981	$1,297,211	$1,269,158	$1,253,470		3	8
Wholesale exposure (f)	1,231,498	1,248,780	1,248,615	1,247,854	1,203,283		(1)	2
Total credit exposure	$2,582,850	$2,566,761	$2,545,826	$2,517,012	$2,456,753		1	5

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2022
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2022	2022	2022	2022	2021	2022	2021
NONPERFORMING ASSETS (a)(b)
Consumer nonaccrual loans
Loans retained	$3,874	$3,917	$4,186	$4,485	$4,878	(1)%	(21)%
Loans held-for-sale and loans at fair value	451	461	486	525	472	(2)	(4)
Total consumer nonaccrual loans	4,325	4,378	4,672	5,010	5,350	(1)	(19)

Wholesale nonaccrual loans
Loans retained	1,963	1,882	2,083	2,289	2,054	4	(4)
Loans held-for-sale and loans at fair value	432	414	407	459	391	4	10
Total wholesale nonaccrual loans	2,395	2,296	2,490	2,748	2,445	4	(2)

Total nonaccrual loans (c)	6,720	6,674	7,162	7,758	7,795	1	(14)

Derivative receivables	296	339	447	597	316	(13)	(6)
Assets acquired in loan satisfactions	231	230	236	250	235	—	(2)
Total nonperforming assets	7,247	7,243	7,845	8,605	8,346	—	(13)
Wholesale lending-related commitments (d)	455	470	397	767	764	(3)	(40)
Total nonperforming exposure	$7,702	$7,713	$8,242	$9,372	$9,110	—	(15)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.59%	0.60%	0.65%	0.72%	0.72%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.39	1.40	1.47	1.60	1.65
Total wholesale nonaccrual loans to total
wholesale loans	0.37	0.37	0.40	0.45	0.41

(a)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, nonperforming assets excluded: (1) mortgage loans 90 or more days past due and insured by U.S. government agencies of $302 million, $362 million, $453 million, $598 million and $623 million, respectively; and (2) real estate owned (“REO”) insured by U.S. government agencies of $10 million, $9 million, $8 million, $6 million and $5 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2022 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, nonperforming assets excluded PPP loans 90 or more days past due and insured by the SBA of $119 million, $85 million, $119 million, $236 million and $633 million respectively. These amounts have been excluded based upon the SBA guarantee.
(c)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(d)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$18,185	$17,750	$17,192	$16,386	$18,150	2%	—%	$16,386	$28,328	(42)%
Net charge-offs:
Gross charge-offs	1,210	1,104	1,036	976	968	10	25	4,326	4,564	(5)
Gross recoveries collected	(323)	(377)	(379)	(394)	(418)	14	23	(1,473)	(1,699)	13
Net charge-offs	887	727	657	582	550	22	61	2,853	2,865	—
Provision for loan losses	2,426	1,165	1,230	1,368	(1,214)	108	NM	6,189	(9,071)	NM
Other	2	(3)	(15)	20	—	NM	NM	4	(6)	NM
Ending balance	$19,726	$18,185	$17,750	$17,192	$16,386	8	20	$19,726	$16,386	20

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,551	$2,222	$2,358	$2,261	$2,305	15	11	$2,261	$2,409	(6)
Provision for lending-related commitments	(169)	328	(135)	96	(43)	NM	(293)	120	(149)	NM
Other	—	1	(1)	1	(1)	NM	NM	1	1	—
Ending balance	$2,382	$2,551	$2,222	$2,358	$2,261	(7)	5	$2,382	$2,261	5

ALLOWANCE FOR INVESTMENT SECURITIES	$96	$61	$47	$41	$42	57	129	$96	$42	129

Total allowance for credit losses (a)	$22,204	$20,797	$20,019	$19,591	$18,689	7	19	$22,204	$18,689	19

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.16%	0.10%	0.04%	0.06%	0.04%			0.09%	—%
Credit card retained loans	1.62	1.40	1.47	1.37	1.28			1.47	1.94
Total consumer retained loans	0.70	0.56	0.53	0.50	0.45			0.58	0.62
Wholesale retained loans	0.03	0.04	0.03	0.02	0.03			0.03	0.03
Total retained loans	0.33	0.27	0.25	0.24	0.22			0.27	0.30

Memo: Average retained loans
Consumer retained, excluding credit card loans	$301,093	$301,347	$299,649	$295,460	$296,423	—	2	$299,409	$298,814	—
Credit card retained loans	177,026	168,125	158,434	149,398	148,471	5	19	163,335	139,900	17
Total average retained consumer loans	478,119	469,472	458,083	444,858	444,894	2	7	462,744	438,714	5
Wholesale retained loans	599,817	590,490	577,850	559,395	541,183	2	11	582,021	526,557	11
Total average retained loans	$1,077,936	$1,059,962	$1,035,933	$1,004,253	$986,077	2	9	$1,044,765	$965,271	8

(a)At December 31, 2022, September 30, 2022 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $21 million and $30 million, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2022
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2022	2022	2022	2022	2021	2022	2021
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(674)	$(702)	$(676)	$(644)	$(665)	4%	(1)%
Portfolio-based	2,714	2,521	2,605	2,538	2,430	8	12
Total consumer, excluding credit card	2,040	1,819	1,929	1,894	1,765	12	16
Credit card
Asset-specific (b)	223	218	227	262	313	2	(29)
Portfolio-based	10,977	10,182	10,173	9,988	9,937	8	10
Total credit card	11,200	10,400	10,400	10,250	10,250	8	9
Total consumer	13,240	12,219	12,329	12,144	12,015	8	10
Wholesale
Asset-specific (c)	467	450	332	485	263	4	78
Portfolio-based	6,019	5,516	5,089	4,563	4,108	9	47
Total wholesale	6,486	5,966	5,421	5,048	4,371	9	48
Total allowance for loan losses	19,726	18,185	17,750	17,192	16,386	8	20
Allowance for lending-related commitments	2,382	2,551	2,222	2,358	2,261	(7)	5
Allowance for investment securities	96	61	47	41	42	57	129
Total allowance for credit losses	$22,204	$20,797	$20,019	$19,591	$18,689	7	19

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.68%	0.60%	0.64%	0.64%	0.60%
Credit card allowance to total credit card retained loans	6.05	6.10	6.28	6.73	6.64
Wholesale allowance to total wholesale retained loans	1.07	1.00	0.93	0.89	0.78
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	1.17	1.08	0.99	0.95	0.84
Total allowance to total retained loans	1.81	1.70	1.69	1.69	1.62
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	53	46	46	42	36
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	146	134	117	102	89
Wholesale allowance to wholesale retained nonaccrual loans	330	317	260	221	213
Total allowance to total retained nonaccrual loans	338	314	283	254	236

(a)Includes collateral-dependent loans, including those considered troubled debt restructurings (“TDRs”) and those for which foreclosure is deemed probable, modified PCD loans, and non-collateral dependent loans that have been modified or are reasonably expected to be modified in a TDR.
(b)The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.
(c)Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.
(d)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(e)Refer to footnote (a) on page 26 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding CIB Markets (“Markets”, which is composed of Fixed Income Markets and Equity Markets), as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 70 of the Firm’s 2021 Form 10-K.

	QUARTERLY TRENDS							FULL YEAR
						4Q22 Change				2022 Change
(in millions, except rates)	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021

Net interest income - reported	$20,192	$17,518	$15,128	$13,872	$13,601	15%	48%	$66,710	$52,311	28%
Fully taxable-equivalent adjustments	121	112	103	98	108	8	12	434	430	1
Net interest income - managed basis (a)	$20,313	$17,630	$15,231	$13,970	$13,709	15	48	$67,144	$52,741	27
Less: Markets net interest income	315	707	1,549	2,218	2,066	(55)	(85)	4,789	8,243	(42)
Net interest income excluding Markets (a)	$19,998	$16,923	$13,682	$11,752	$11,643	18	72	$62,355	$44,498	40

Average interest-earning assets	$3,265,071	$3,344,949	$3,385,894	$3,401,951	$3,337,855	(2)	(2)	$3,349,079	$3,215,942	4
Less: Average Markets interest-earning assets	939,420	952,488	957,304	963,845	908,093	(1)	3	953,195	888,238	7
Average interest-earning assets excluding Markets	$2,325,651	$2,392,461	$2,428,590	$2,438,106	$2,429,762	(3)	(4)	$2,395,884	$2,327,704	3

Net yield on average interest-earning assets - managed basis	2.47%	2.09%	1.80%	1.67%	1.63%			2.00%	1.64%
Net yield on average Markets interest-earning assets	0.13	0.29	0.65	0.93	0.90			0.50	0.93
Net yield on average interest-earning assets excluding Markets	3.41	2.81	2.26	1.95	1.90			2.60	1.91

Noninterest revenue - reported	$14,355	$15,198	$15,587	$16,845	$15,656	(6)	(8)	$61,985	$69,338	(11)
Fully taxable-equivalent adjustments	898	663	812	775	984	35	(9)	3,148	3,225	(2)
Noninterest revenue - managed basis	$15,253	$15,861	$16,399	$17,620	$16,640	(4)	(8)	$65,133	$72,563	(10)
Less: Markets noninterest revenue	5,355	6,064	6,241	6,535	3,222	(12)	66	24,195	19,151	26
Noninterest revenue excluding Markets	$9,898	$9,797	$10,158	$11,085	$13,418	1	(26)	$40,938	$53,412	(23)

Memo: Markets total net revenue	$5,670	$6,771	$7,790	$8,753	$5,288	(16)	7	$28,984	$27,394	6

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.